                                                                    EXHIBIT 99.1

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                           THE PERIOD ENDED: 5-31-98

IN RE:                                 :
                                          CASE NO: 96-15177
Fretter, Inc.                          :  Chapter 11
                                          Judge Morgenstern-Clarren
                                       :
------------------------------------
                              Debtor
                                       :

As debtor in possession, I affirm:

1. That I have reviewed the financial statements attached hereto, consisting of:

       X    Operating Statement              (Form 2)
     -----
       X    Balance Sheet                    (Form 3)
     -----
       X    Summary of Operations            (Form 4)
     -----
       X    Monthly Cash Statements          (Form 5)
     -----
       X    Statement of Compensation        (Form 6)
     -----

     -----  -----------------------------------------

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated:

2. That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (if not, attach written explanation)

3. That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements For Chapter 11 cases are current. (If not, attach written explanation)

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. Explain on separate sheet if not true.

I hereby certify, under penalty of perjury, that the information provided herein is true and correct to the best of my information and belief.

Dated: 6/11/98                         /s/ J. Michael McLean
                                       --------------------------
                                       Debtor in Possession

                                       Controller    810-220-5007
                                       ----------    ------------
                                       Title         Phone

                           OPERATING STATEMENT (P&L)
                           -------------------------
                                (Accrual Basis)
                                ---------------

Debtor: Fretter Inc.                                           Case No: 96-15177

                             Month Ending: 5/31/98

                                                                      Total
                                                    Current Month  Since Filing
Total Revenue/Sales                                           0        532,663
Cost of Sales                                                 0        505,226
                                                    -----------    -----------

Gross Profit                                                  0         27,437
                                                    ===========    ===========

         EXPENSES:
         --------

Officer Compensation                                      8,321        326,078
Salary Expenses other Employees                           8,403        406,100
Court-Ordered Stay Bonus                                      0        216,041
Employee Benefits & Pensions                                                 0
Payroll Taxes                                             1,669         77,348
Other Taxes                                                             87,574
Rent and Lease Expense                                    7,362         94,760
Interest Expense                                          7,209        345,237
Insurance                                                10,683        596,490
Automobile and Truck Expense                                                 0
Utilities (gas, electric, phone, alarms)                  1,200        169,199
Computer Service Bureau                                       0         25,366
Travel and Entertainment                                    747         18,734
Repairs and Maintenance                                   1,971        302,049
Advertising                                                                  0
Supplies, Office Expenses, etc.                          18,139        374,009
Other: Specify Director & Trustee Fees                    6,566        148,899
Other: Other Fees                                         1,550          8,145
                                                    -----------    -----------
TOTAL EXPENSES:                                          73,820      7,196,029
                                                    -----------    -----------

NET OPERATING PROFIT/(LOSS)                             (73,820)    (7,168,592)
                                                    ===========    ===========

Add: Non-Operating Income:
       Interest Income                                    2,462         38,843
       Gain/Loss on Sale of Real Estate                (206,360)     7,998,915
       Other Income                                      20,733      1,957,075
                                                    -----------    -----------
TOTAL                                                  (183,165)     9,994,833
                                                    -----------    -----------
Less: Non-Operating Expenses:
       Professional Fees                                181,801      3,829,588
       Other                                              7,550        645,106
                                                    -----------    -----------

NET INCOME / (LOSS)                                    (446,336)    (1,648,453)
                                                    ===========    ===========

                                BALANCE SHEET *
                                -------------




Debtor:  Fretter, Inc.                                        Case No:  96-15177

                            Month Ending: 5/31/98

ASSETS:                                          Current Month            Prior Month              At Filing
Cash:                                                 861,004              1,046,634                 89,252
Inventory:                                                                                          791,999
Accounts Receivable: **                            34,475,770             34,475,770             35,930,804
Insider Receivables                                 3,553,787              3,553,787              7,424,547
Land and Buildings:                                 7,629,633              9,621,311             49,365,801
Furniture, Fixtures & Equip:                                                                        418,000
Accumulated Depreciation                           (1,513,474)           (1,569,597)            (10,623,681)
Other: Prepaids & misc.                             2,042,706              1,922,547                807,689
Other: Utility deposits                                10,005                 10,390
                                                  -----------            -----------            -----------

TOTAL ASSETS:                                      47,059,431             49,060,842             84,204,411
                                                  ===========            ===========            ===========

LIABILITIES:

Postpetition Liabilities:
Accounts Payable:                                      51,381                 70,451
Wages and Salaries:                                     8,283                  8,680
Taxes Payable                                          75,222                 81,169
Other: Prof. fees, interest, etc.                   3,071,656              3,110,647                  1,390
                                                  -----------            -----------            -----------
TOTAL Postpetition Liab.:                           3,206,542              3,270,947                  1,390
                                                  ===========            ===========            ===========

Secured Liabilities:
Subject to Postpetition
  Collateral or Financing Order                             0                      0             29,002,401
All Other Secured Liab.                               324,392              1,521,701              7,371,875
                                                  -----------            -----------            -----------
TOTAL Secured Liabilities:                            324,392              1,521,701             36,374,276
                                                  ===========            ===========            ===========

Prepetition Liabilities:
Taxes & Other Priority Liab.                          630,152                755,152              1,132,770
Unsecured Liabilities                               6,185,241              6,305,008              6,849,397
Other: Accrued Liabilities                          4,450,796              4,499,930              5,449,917
                                                  -----------            -----------            -----------
TOTAL Prepetition Liab.                            11,266,189             11,560,090             13,432,084
                                                  ===========            ===========            ===========

Redeemable Preferred Stock                         48,265,040             48,265,040             48,265,040
                                                  -----------            -----------            -----------
Equity:
Owners' Capital:                                    1,692,451              1,692,451              1,692,451
Retained Earnings-Pre Pet.                        (16,047,270)           (16,047,270)           (15,560,830)
Retained Earnings-Post Pet.                        (1,648,453)            (1,202,117)                     0
                                                  -----------            -----------            -----------
TOTAL Equity:                                     (16,003,272)           (15,556,936)           (13,868,379)
                                                  ===========            ===========            ===========
TOTAL LIABILITIES
AND EQUITY:                                        47,059,431             49,060,842             84,204,411
                                                  ===========            ===========            ===========

______________________________

 *    Preliminary Estimate
 **   Includes contingent receivable from Silo, Inc.
       Collectibility indeterminate

                             SUMMARY OF OPERATIONS
                             ---------------------

                             Period Ended: 5/31/98
Debtor: Fretter, Inc.                                          Case No: 96-15177

                    Schedule of Postpetition Taxes Payable
                    --------------------------------------

                               Beginning  Accrued/  Payments/   Ending
                                Balance   Withheld  Deposits   Balance
                               ---------  --------  ---------  -------
Income Taxes Withheld:
Federal:                               0     3,093      3,093        0
State:                               931       753        931      753
Local:

FICA Withheld:                         0     1,325      1,325        0

Employers FICA:                        0     1,325      1,325        0

Unemployment Tax:
Federal:                              74        21                  95
State:                               693       323               1,016

Sales, Use & Excise Taxes              0                             0

Property Taxes                    79,471     3,578      9,691   73,358

Workers' Compensation

Other:
                                  ------    ------     ------   ------

TOTALS                            81,169    10,418     16,365   75,222
                                  ======    ======     ======   ======

                         AGING OF ACCOUNTS RECEIVABLE
                       AND POSTPETITION ACCOUNTS PAYABLE

Age in Days                       0-30       30-60       Over 60

PostPetition
Accounts Payable                                           51,381
                                ------      ------     ----------
Accounts Receivable                                    38,029,557
                                ------      ------     ==========


For all postpetition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non payment of the account.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a plan of Reorganization.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     AGING

POST-PETITION PAYABLES OVER 30 DAYS
5/31/98

POST-PETITION SERVICE
  CONTRACT REPAIR CLAIM      51,381   PAYMENT TIMING WILL BE PART OF FINAL PLAN
                             ------
                             51,381
                             ======

                             MONTHLY CASH STATEMENT

Debtor:  Fretter, Inc.                              Statement for the period:

Case #:  96-15177                                   From: 5-1-98   To: 5-31-98

Cash Activity Analysis (Cash Basis Only):

                                          General       Payroll        Tax       Cash Coll.       B.T.
                                           Acct.         Acct.        Acct.      Acct. B.T.     Direct(1)
                                          -------       -------       -----      ----------     ---------
A.  Beginning Balance:                   259,625.83     6,842.14     5,913.12          0.00          0.00
                                         ----------    ---------    ---------    ----------    ----------
B.  Receipts. Attach
    Separate Schedule:                   181,892.35    14,848.75     8,864.68          0.00          0.00
                                         ----------    ---------    ---------    ----------    ----------
C.  Balance Available
    (A + B):                             441,518.18    21,690.89    14,777.80          0.00          0.00
                                         ----------    ---------    ---------    ----------    ----------

D.  Less Disbursements
    Attach separate
    schedule:                            374,869.01    12,143.49     6,673.22          0.00          0.00
                                         ----------    ---------    ---------    ----------    ----------

E.  Ending Balance
    (C-D)                                 66,649.17     9,547.40     8,104.58          0.00          0.00
                                         ----------    ---------    ---------    ----------    ----------

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
 ACCOUNT):

General Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38120-0

Payroll Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38024-4

Tax Account:
     1.   Depository Name & Location      Michigan National Bank, Brighton, MI
     2.   Account Number                  4707-38128-3

Other monies on hand (specify type and location) (i.e., CD's petty cash):

BT Collateral Acct. - Old Kent Bank, Acct. No 229377
BT Direct - BT cash collateral is forwarded directly to B.T.


Date:
     ------------------            -----------------------
                                   Debtor in Possession

                            MONTHLY CASH STATEMENT
                            ----------------------

Debtor:    Fretter, Inc.                Statement for the period:
           -------------

Case No.:  96-15177                     From: 5-1-98     To: 5-31-98
           -------------                -------------    -----------

Cash Activity Analysis (Cash Basis Only):

                                                 General             Tax               Certificate
                                                 Savings            Savings                of
                                                  Acct.              Acct.                Deposit
                                                ----------        ----------           -----------      ----------      ----------
A.  Beginning Balance:                          774,252.92              0.00                  0.00
                                                ----------        ----------           -----------      ----------      ----------

B.  Receipts. Attach Separate Schedule:           2,461.62              0.00            600,000.00
                                                ----------        ----------           -----------      ----------      ----------

C.  Balance Available (A+B):                    776,714.54              0.00            600,000.00            0.00            0.00
                                                ----------        ----------            ----------      ----------      ----------

D.  Less Disbursements  Attach separate
      schedule:                                 600,012.00              0.00
                                                ----------        ----------            ----------      ----------      ----------

E.  Ending Balance (C-D):                       176,702.54              0.00            600,000.00            0.00            0.00
                                                ----------        ----------            ----------      ----------      ----------


(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH
ACCOUNT)


General Savings Account
  1.  Depository Name & Location        Michigan National Bank, Brighton, MI
                                        ----------------------------------------
  2.  Account Number                    4707-38293-5
                                        ----------------------------------------

Tax Savings Account
  1.  Depository Name & Location        Michigan National Bank, Brighton, MI
                                        ----------------------------------------
  2.  Account Number                    4707-38357-8
                                        ----------------------------------------

Certificate of Deposit
  1.  Depository Name & Location        Michigan National Bank, Brighton, MI
                                        ----------------------------------------
  2.  Account Number                    2492 23637 3
                                        ----------------------------------------


Other monies on hand (specify type and location)(i.e., CD's petty cash):


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------






Date:
     --------------------               ----------------------------------------
                                        Debtor in Possession

                       MONTHLY STATEMENT OF COMPENSATION
                       ---------------------------------

          The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. Attach additional pages if necessary.

Name:  J. Michael McLean      Capacity:               Principal
                                              ------
                                                X     Officer
                                              ------
                                                      Director
                                              ------
                                                      Insider
                                              ------

Detailed Description of Duties: As Controller, directs accounting, payroll, benefit plans and tax filings as well as assists in cash flow planning

Current Compensation Paid:
                              Weekly      or        Monthly

                                                    9,167.00
                              ------                --------

Current Benefits Received:
                              Weekly      or        Monthly

Vacation Pay                  ------                --------

Holiday Pay                   ------                --------

Retirement                    ------                --------

Company Vehicle               ------                --------

Entertainment                 ------                --------

Travel                        ------                --------

Other Benefits                ------                --------

CURRENT TOTAL:
                              Weekly      or        Monthly

                              ------                --------


Dated:                       ------------------------------------
       --------------------          Principal, Officer, Director, Insider

                           LIST OF OMITTED SCHEDULES

1. Schedule of Michigan National Bank May 1998 Cash Receipts (Account Number 4707-38120-0)

2.  Schedules of Michigan National Bank May 1998 Cash Disbursements,
Account Reconciliation and Outstanding Check List (Account Number 4707-38120-0)

3. Michigan National Bank Statement of Account for the Period May 1, 1998 to May 31, 1998 (Account Number 4707-38120-0)

4. Michigan National Bank Statement of Account for the Period May 1, 1998 to May 31, 1998 (Account Number 4707-38024-4)

5. Schedules of Michigan National Bank Payroll Account May 1998 Cash Receipts and Disbursements and Account Reconciliation (Account Number 4707-38024-4)

6. Schedules of Michigan National Bank Tax Account May 1998 Cash Receipts and Disbursements and Account Reconciliation (Account Number 4707-38128-3)

7. Michigan National Bank Statement of Account for the Period May 1, 1998 to May 31, 1998 (Account Number 4707-38128-3)

8.  Schedule of Bankers Trust May 1998 Cash Receipts

9. Schedules of Michigan National Bank General Savings Account May 1998 Cash Receipts and Disbursements (Account Number 4707-38293-5)

10. Michigan National Bank Statement of Account for the Period May 1, 1998 through May 31, 1998 (Account Number 4707-38293-5)